                                                                  Exhibit (99.1)

                             BELL INDUSTRIES, INC.
                        Pro Forma Financial Information
                                  (Unaudited)

The following unaudited pro forma financial statements give effect to the sale of EDG and distribution in an assumed amount of $55 million to shareholders. Therefore, such statements present pro forma financial information regarding Bell without EDG, and after the assumed distribution to shareholders. The pro forma balance sheet assumes that the sale of EDG and the distribution to shareholders occurred on September 30, 1998, while the pro forma statements of operations assume that the sale of EDG and the distribution to shareholders occurred on January 1, 1995.

The pro forma financial statements should be read in conjunction with the historical consolidated financial statements of Bell included in the Bell Industries, Inc., Annual Report on Form 10-K for the year ended December 31, 1997. The Company expects its corporate costs will be substantially lower following the sale of EDG, and it will endeavor to restructure its operations to realize these savings. The pro forma financial statements do not reflect such cost savings, nor those expected to be achieved following the sale of Bell's Graphics Imaging Group ("Graphics") on September 14, 1998. Accordingly, these pro forma operating results are not indicative of operating results which would have been achieved had the sale of EDG been consummated as of the dates presented and should not be construed as representative of future operations.

                                                                  Exhibit (99.1)

                             BELL INDUSTRIES, INC.

                       UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1998
                                 (IN THOUSANDS)

                                                ELECTRONICS
                                                DISTRIBUTION    PRO FORMA
                                   HISTORICAL     GROUP(a)     ADJUSTMENTS    PRO FORMA
                                   ----------   ------------   -----------    ---------
ASSETS
Current assets:
  Cash and cash equivalents......   $  4,957                    $  50,372 (b)  $   329
                                                                  (55,000)(c)
  Accounts receivable, net.......     89,033     $ (60,328)                     28,705
  Net receivable from sale of
     Graphics....................     12,257                                    12,257
  Inventories....................    131,064      (114,936)                     16,128
  Prepaid expenses and other.....     11,052          (559)                     10,493
                                    --------     ---------                     -------
          Total current assets...    248,363      (175,823)                     67,912
                                    --------     ---------                     -------
Properties, net..................     35,215       (17,582)                     17,633
Goodwill.........................     67,540       (65,780)                      1,760
Other assets.....................      9,411           (50)                      9,361
                                    --------     ---------                     -------
                                    $360,529     $(259,235)                    $96,666
                                    ========     =========                     =======
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable...............   $ 51,799     $ (26,787)                    $25,012
  Accrued liabilities and
     payroll.....................     27,315        (4,582)                     22,733
  Current portion of long-term
     liabilities.................      9,375                       (9,375)(b)
  Income taxes payable...........                                   9,000 (b)    9,000
                                    --------     ---------                     -------
          Total current
             liabilities.........     88,489       (31,369)                     56,745
                                    --------     ---------                     -------
Long-term debt...................    114,710        (6,457)      (108,253)(b)
Deferred compensation and
  other..........................      7,105                                     7,105
Investment in EDG................                 (221,409)       221,409 (b)
Shareholders' equity.............    150,225                      (62,409)(b)   32,816
                                                                  (55,000)(c)
Commitments and contingencies
                                    --------     ---------                     -------
                                    $360,529     $(259,235)                    $96,666
                                    ========     =========                     =======

See accompanying Notes to Unaudited Pro Forma Financial Statements.

                                                                  Exhibit (99.1)

                             BELL INDUSTRIES, INC.

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                             ELECTRONICS
                                             DISTRIBUTION    PRO FORMA
                                HISTORICAL     GROUP(a)     ADJUSTMENTS     PRO FORMA(f)
                                ----------   ------------   -----------     ------------
Net sales.....................   $521,172     $(360,337)                      $160,835
                                 --------     ---------                       --------
Costs and expenses
  Cost of products sold.......    414,982      (286,961)                       128,021
  Selling and
     administrative...........     83,745       (55,580)                        28,165
  Depreciation and
     amortization.............      6,995        (3,477)                         3,518
  Interest....................      9,667                     $(9,667)(d)
  Business system and
     corporate resizing
     charges..................     13,800        (3,900)                         9,900
                                 --------     ---------                       --------
                                  529,189       349,918                        169,604
                                 --------     ---------                       --------
Loss from continuing
  operations before income
  taxes.......................     (8,017)      (10,419)                        (8,769)
Income tax benefit............     (1,732)       (4,873)        2,922 (e)       (3,683)
                                 --------     ---------                       --------
Loss from continuing
  operations..................   $ (6,285)    $  (5,546)                      $ (5,086)
                                 ========     =========                       ========
SHARE AND PER SHARE DATA:
  Loss from continuing
     operations
       Basic..................   $  (0.67)                                    $  (0.54)
                                 ========                                     ========
       Diluted................   $  (0.67)                                    $  (0.54)
                                 ========                                     ========
  Weighted average shares
     outstanding
       Basic..................      9,385                                        9,385
                                 ========                                     ========
       Diluted................      9,385                                        9,385
                                 ========                                     ========

See accompanying Notes to Unaudited Pro Forma Financial Statements.

                                                                  Exhibit (99.1)

                             BELL INDUSTRIES, INC.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                ELECTRONICS
                                                DISTRIBUTION    PRO FORMA
                                   HISTORICAL     GROUP(a)     ADJUSTMENTS    PRO FORMA(f)
                                   ----------   ------------   -----------    ------------
Net sales........................   $559,523     $(409,324)                     $150,199
                                    --------     ---------                      --------
Costs and expenses
  Cost of products sold..........    434,502      (317,844)                      116,658
  Selling and administration.....     93,255       (65,186)                       28,069
  Depreciation and
     amortization................      6,937        (3,265)                        3,672
  Interest.......................      8,810                     $(8,810)(d)
  Integration charge.............      4,100        (4,100)
                                    --------     ---------                      --------
                                     547,604      (390,395)                      148,399
                                    --------     ---------                      --------
Income from continuing operations
  before income taxes............     11,919       (18,929)                        1,800
Income tax provision.............      5,715        (9,076)        4,117(e)          756
                                    --------     ---------                      --------
Income from continuing
  operations.....................   $  6,204     $  (9,853)                     $  1,044
                                    ========     =========                      ========
SHARE AND PER SHARE DATA:
  Income from continuing
     operations
       Basic.....................   $   0.68                                    $   0.11
                                    ========                                    ========
       Diluted...................   $   0.66                                    $   0.11
                                    ========                                    ========
  Weighted average shares
     outstanding
       Basic.....................      9,118                                       9,118
                                    ========                                    ========
       Diluted...................      9.401                                       9,401
                                    ========                                    ========

See accompanying Notes to Unaudited Pro Forma Financial Statements.

                                                                  EXHIBIT (99.1)

                             BELL INDUSTRIES, INC.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                             ELECTRONICS
                                             DISTRIBUTION    PRO FORMA
                                HISTORICAL     GROUP(a)     ADJUSTMENTS      PRO FORMA(f)
                                ----------   ------------   -----------      ------------
Net sales                        $734,449     $(539,808)                       $194,641
                                 --------     ---------                        --------
Costs and expenses
  Cost of products sold.......    571,344      (420,589)                        150,755
  Selling and
     administrative...........    123,158       (85,605)                         37,553
  Depreciation and
     amortization.............      9,196        (4,370)                          4,826
  Interest....................     12,309                    $ (12,309)(d)
  Integration charge..........      4,100        (4,100)
                                 --------     ---------                        --------
                                  720,107      (514,664)                        193,134
                                 --------     ---------                        --------
Income from continuing
  operations before income
  taxes.......................     14,342       (25,144)                          1,507
Income tax provision..........      6,823       (11,962)         5,772(e)           633
                                 --------     ---------                        --------
Income from continuing
  operations..................   $  7,519     $ (13,182)                       $    874
                                 ========     =========                        ========
SHARE AND PER SHARE DATA:
  Income from continuing
     operations
       Basic..................   $    .82                                      $   0.10
                                 ========                                      ========
       Diluted................   $    .80                                      $   0.09
                                 ========                                      ========
  Weighted average shares
     outstanding
       Basic..................      9,157                                         9,157
                                 ========                                      ========
       Diluted................      9,430                                         9,430
                                 ========                                      ========

See accompanying Notes to Unaudited Pro Forma Financial Statements.

                                                                  Exhibit (99.1)

                             BELL INDUSTRIES, INC.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                           ELECTRONICS
                                                           DISTRIBUTION
                                             HISTORICAL      GROUP(a)      PRO FORMA(f)
                                             ----------    ------------    ------------
Net sales..................................   $506,062      $(327,354)       $178,708
                                              --------      ---------        --------
Cost and expenses
  Costs of products sold...................    387,876       (250,978)        136,898
  Selling and administration...............     84,924        (51,256)         33,668
  Depreciation and amortization............      5,736         (1,380)          4,356
  Interest.................................      3,673                          3,673
                                              --------      ---------        --------
                                               482,209       (303,614)        178,595
                                              --------      ---------        --------
Income from continuing operations
  before income taxes......................     23,853        (23,740)            113
Income tax provision.......................      9,992         (9,945)             47
                                              --------      ---------        --------
Income from continuing operations..........   $ 13,861      $ (13,795)       $     66
                                              ========      =========        ========
SHARE AND PER SHARE DATA:
  Income from continuing
     operations
       Basic...............................   $   1.57                       $   0.01
                                              ========                       ========
       Diluted.............................   $   1.52                       $   0.01
                                              ========                       ========
  Weighted average shares
     outstanding
       Basic...............................      8,852                          8,852
                                              ========                       ========
       Diluted.............................      9,109                          9,109
                                              ========                       ========

See accompanying Notes to Unaudited Pro Forma Financial Statements.

                                                                  Exhibit (99.1)

                             BELL INDUSTRIES, INC.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                           ELECTRONICS
                                                           DISTRIBUTION
                                             HISTORICAL      GROUP(a)      PRO FORMA(f)
                                             ----------    ------------    ------------
Net sales..................................   $490,966      $(346,087)       $144,879
                                              --------      ---------        --------
Cost and expenses
  Costs of products sold...................    375,168       (267,573)        107,595
  Selling and administration...............     82,863        (52,048)         30,815
  Depreciation and amortization............      5,755         (1,242)          4,513
  Interest.................................      3,612                          3,612
  Lease commitment provision...............      2,800                          2,800
  Gain on sale of division.................     (3,050)                        (3,050)
                                              --------      ---------        --------
                                               467,148       (320,863)        146,285
                                              --------      ---------        --------
Income (loss) from continuing operations
  before income taxes......................     23,818        (25,224)         (1,406)
Income tax provision (benefit).............     10,008        (10,599)           (591)
                                              --------      ---------        --------
Income (loss) from continuing operations...   $ 13,810      $ (14,625)       $   (815)
                                              ========      =========        ========
SHARE AND PER SHARE DATA:
  Income (loss) from continuing
     operations
       Basic...............................   $   1.56                       $  (0.09)
                                              ========                       ========
       Diluted.............................   $   1.52                       $  (0.09)
                                              ========                       ========
  Weighted average shares
     outstanding
       Basic...............................      8,852                          8,852
                                              ========                       ========
       Diluted.............................      9,109                          9,109
                                              ========                       ========

See accompanying Notes to Unaudited Pro Forma Financial Statements.

                                                                  Exhibit (99.1)

                             BELL INDUSTRIES, INC.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(a) Represents the elimination of the historical accounts of EDG for each of the periods presented.

(b) Represents estimated proceeds of $185 million from the sale of EDG, the use of proceeds to extinguish all outstanding borrowings and the payment of approximately $17 million of estimated selling costs including severance payments. Additionally, reflects the elimination of the investment in EDG and records a loss of approximately $62.4 million on the sale of EDG including estimated selling costs and taxes. The final purchase price is subject to post closing adjustments. The loss has not been included in the pro forma statements of income for the periods presented.

    The following is a summary of the net pro forma cash entry at September 30, 1998:

    Estimated gross proceeds....................................  $ 185,000
    Estimated selling costs.....................................    (17,000)
                                                                  ---------
    Estimated net proceeds......................................    168,000
    Repayment of outstanding borrowings.........................   (117,628)
                                                                  ---------
    Net cash....................................................  $  50,372
                                                                  =========

(c) Represents the distribution of $55 million of cash to shareholders. The pro forma presentation does not reflect the planned second cash distribution that is subject to the timing and completion of the disposition of certain real estate assets. The amount of the second distribution is estimated to be $10 million to $15 million and is expected to be paid in late 1999.

(d) Represents the elimination of consolidated interest expense for the period assuming the net estimated cash proceeds are utilized to reduce long-term debt as required by Bell's borrowing agreement.

(e) Adjusts income tax expense for the effect of the pro forma adjustments based on the effective tax rate for the period presented.

                                                                  Exhibit (99.1)

                                                                   Page (9 of 9)

                             BELL INDUSTRIES, INC.

                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(f) Unaudited pro forma financial data for each of the Remaining Businesses is as follows:

                                     NINE MONTHS ENDED
                                       SEPTEMBER 30           YEAR ENDED DECEMBER 31
                                    -------------------   ------------------------------
                                      1998       1997       1997       1996       1995
                                    --------   --------   --------   --------   --------
    Net sales
      Computer systems
         integration..............  $110,289   $ 94,558   $124,680   $112,953   $ 73,742
      Recreational products.......    37,897     36,389     46,234     43,704     42,576
      Electronics manufacturing...    12,649     19,252     23,727     22,051     28,561
                                    --------   --------   --------   --------   --------
                                    $160,835   $150,199   $194,641   $178,708   $144,879
                                    ========   ========   ========   ========   ========
    Operating income
      Computer systems
         integration..............  $  5,227   $  4,516   $  5,933   $  5,692   $  2,897
      Recreational products.......     2,717      2,452      2,880      3,380      3,536
      Electronics manufacturing...     1,597      3,412      4,230      3,613      7,329
      Corporate costs.............    (8,410)    (8,580)   (11,536)    (8,899)    (8,756)
                                    --------   --------   --------   --------   --------
                                       1,131      1,800      1,507      3,786      5,006
      Interest....................                                     (3,673)    (3,612)
      Business system and
         corporate resizing
         charges..................    (9,900)
      Lease commitment
         provision................                                                (2,800)
    Income tax (provision)
      benefit.....................     3,683       (756)      (633)       (47)       591
                                    --------   --------   --------   --------   --------
    Income (loss) from continuing
      operations..................  $ (5,086)  $  1,044   $    874   $     66   $   (815)
                                    ========   ========   ========   ========   ========

      The pro forma selling and administrative expenses include the historical corporate costs for the entire Company, including those costs required to support EDG and Graphics. The Company expects corporate costs will be substantially lower following the sale of EDG, and will restructure its operations to realize these savings. These anticipated savings are not reflected in the pro forma presentation. Management expects these annual savings to be approximately $8 million to $9 million, before tax effects, after a restructuring of the Company's operations following the sale of EDG to bring corporate costs in-line with the Company's smaller size.